EXHIBIT 10.1

                               PURCHASE AGREEMENT


                  PURCHASE AGREEMENT (this "Agreement"), dated as of February 4, 2002, by and between I-TRAX, INC., a Delaware corporation (the "Company"), and PALLADIN OPPORTUNITY FUND LLC (the "Purchaser").

                  The Company wishes to sell to the Purchaser, and the Purchaser wishes to buy, on the terms and subject to the conditions set forth in this Agreement, (i) a 6% Convertible Senior Debenture in the form attached hereto as Exhibit A (the "Closing Debenture") and (ii) a Warrant in the form attached hereto as Exhibit B (the "Closing Warrant"). In connection with such purchase and sale, the Company has granted to the Purchaser an option to purchase an additional debenture (the "Option Debenture") and an additional warrant (the "Option Warrant"), in the forms of Exhibit A and Exhibit B, respectively. The Closing Debenture and the Option Debenture are together referred to herein as the "Debentures" and the Closing Warrant and the Option Warrant are together referred to herein as the "Warrants". The Warrants are exercisable, from the issue date therefor through the fifth anniversary thereof, into shares (the "Warrant Shares") of the Company's common stock (the "Common Stock"), and the Debentures are convertible into shares (the "Conversion Shares") of Common Stock. The Debentures, the Warrants, the Conversion Shares and the Warrant Shares are collectively referred to herein as the "Securities".

                  The sale of the Debentures and the Warrants by the Company hereunder will be effected in reliance upon the exemption from securities registration under Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), and/or Rule 506 of Regulation D ("Regulation D") as promulgated by the Securities and Exchange Commission (the "Commission") under the Securities Act.

                  In consideration of the mutual agreements contained herein, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchaser hereby agree as follows:

1.       PURCHASE AND SALE OF THE DEBENTURES AND WARRANTS.

         1.1 Agreement to Purchase and Sell; Initial Closing. Upon the terms and subject to the satisfaction or waiver of the conditions set forth herein, the Company agrees to sell and the Purchaser agrees to purchase (i) a Closing Debenture in the principal amount of $2,000,000 and (ii) a Closing Warrant exercisable into 1,538,461 Warrant Shares. The Closing Warrant will have an exercise price per share equal to $1.10. The date on which the closing (the "Initial Closing") of the purchase and sale of the Closing Debenture and Closing Warrant occurs is hereinafter referred to as the "Initial Closing Date". The purchase price for the Closing Debenture and Closing Warrant (the "Purchase Price") shall be equal to the principal amount of the Closing Debenture. Subject to the satisfaction or waiver of the conditions set forth herein, the Initial Closing will be deemed to occur when the Company and the Purchaser execute and deliver this Agreement and the other Transaction Documents (as defined below), which delivery may be effected by facsimile transmission, and full payment of the Purchase Price has been made by wire transfer of immediately available funds to one or more accounts designated by the Company against physical delivery by the Company of duly executed certificates representing the Closing Debenture and Closing Warrant.

         1.2      Purchase of Option Debenture and Option Warrant.

                  (a) The Purchaser shall have the right to purchase from the Company, at any time during the period beginning on the Initial Closing Date and ending on the one-year anniversary thereof (the "Option Period"), (i) an Option Debenture with a principal amount of $1 million (or such lesser amount as may be determined by the Purchaser in its sole discretion) and (ii) an Option Warrant exercisable into a number of shares of Common Stock equal to (A) the principal amount of the Option Debenture divided by $1.30. For the avoidance of doubt, the parties acknowledge that the Conversion Price for the Option Debenture



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(including  without limitation the Initial Conversion Price) will be the same as the Conversion Price for the Closing Debenture, and the Exercise Price for the Option Warrant will be the same as the Exercise Price for the Closing Warrant.

                  (b) In order to exercise such option, the Purchaser must deliver a written notice (the "Option Notice") to the Company specifying the principal amount of the Option Debenture and the date on which the closing (the "Option Closing") of the purchase and sale of the Option Debenture and Option Warrant is to occur (the "Option Closing Date"), which date shall be at least three (3) Business Days following delivery of the Option Notice to the Company. The Purchaser may rescind the Option Notice and terminate its purchase of the Option Debenture and the Option Warrant at any time prior to the Option Closing, for any reason in its sole discretion, without any further obligation or liability on its part with respect to the purchase of the Option Debenture and the Option Warrant. The Initial Closing and the Option Closing are together referred to herein as the "Closings" and the Initial Closing Date and the Option Closing Date are together referred to herein as the "Closing Dates".

                  (c) At the Option Closing, (A) the Purchaser shall deliver to the Company, in immediately available funds, the purchase price for the Option Debenture and Option Warrant, which purchase price shall be equal to the principal amount of the Option Debenture, and (B) the Company shall deliver to the Purchaser (x) certificates representing the Option Debenture and Option Warrant, respectively, (y) an opinion of counsel substantially in the form of
Exhibit 5.1.5 hereto, and (z) a certificate, signed by the Chief Executive Officer of the Company, certifying that the representations and warranties of the Company set forth in this Agreement are true and correct in all material respects as of the Option Closing Date as if made on such date and that the Company has complied with or performed in all material respects all of the agreements, obligations and conditions set forth in this Agreement that are required to be complied with or performed by the Company at or prior to the Option Closing, and the Purchaser may rely on such certificate as though it were a representation and warranty of the Company made herein.

                  1.3 Certain Definitions. When used herein, the following terms shall have the respective meanings indicated:

                  "Affiliate" means, as to any Person (the "subject Person"), any other Person (a) that directly or indirectly through one or more intermediaries controls or is controlled by, or is under direct or indirect common control with, the subject Person, (b) that directly or indirectly beneficially owns or holds ten percent or more of any class of voting equity of the subject Person, or (c) ten percent or more of the voting equity of which is directly or indirectly beneficially owned or held by the subject Person. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, through representation on such Person's Board of Directors or other management committee or group, by contract or otherwise.

                  "Agreement" means this Agreement and any and all amendments, modifications, supplements, renewals, extensions or restatements hereof, and all attachments hereto.

                  "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks are authorized or required by law to close in the City of New York.

                  "Conversion Price" shall have the meaning specified in the Debentures.

                  "Debt" means as to any Person at any time (without duplication): (a) all indebtedness, liabilities and obligations of such Person for borrowed money; (b) all indebtedness, liabilities and obligations of such Person to pay the deferred purchase price of Property or services, except trade accounts payable of such Person arising in the ordinary course of business that are not past due by more than 120 days and, to the extent such trade accounts payable are past due by more than 90 days, are set forth on Schedule 3.5; (c) all capital lease obligations of such Person; (d) all Debt of others guaranteed by such Person; (e) all indebtedness, liabilities and obligations secured by a Lien existing on Property owned by such Person, whether or not the indebtedness, liabilities or obligations secured thereby have been assumed by such Person or are non-recourse to such Person; (f) all reimbursement obligations of such Person (whether contingent or otherwise) in respect of letters of credit, bankers' acceptances, surety or other bonds and similar instruments; and (g) all indebtedness, liabilities and obligations of such Person to redeem or retire shares of capital stock of such Person.


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                  "Default"  means an Event of Default or the  occurrence  of an event or condition which with notice or lapse of time or both would become an Event of Default.

                  "Environmental Law" means any federal, state, provincial, local or foreign law, statute, code or ordinance, principle of common law, rule or regulation, as well as any Permit, order, decree, judgment or injunction issued, promulgated, approved or entered thereunder, relating to pollution or the protection, cleanup or restoration of the environment or natural resources, or to the public health or safety, or otherwise governing the generation, use, handling, collection, treatment, storage, transportation, recovery, recycling, discharge or disposal of hazardous materials.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder.

                  "Event  of   Default"   has  the  meaning  set  forth  in  the
Debentures.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended (or any successor act), and the rules and regulations thereunder (or respective successors thereto).

                  "Exercise Price" shall have the meaning specified in the Warrants.

                  "GAAP" means generally accepted accounting principles, applied on a consistent basis, as set forth in opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants and/or in statements of the Financial Accounting Standards Board and/or their respective successors and which are applicable in the circumstances as of the date in question. Accounting principles are applied on a "consistent basis" when the accounting principles applied in a current period are comparable in all material respects to those accounting principles applied in a preceding period.

                  "Governmental Authority" means any nation or government, any state, provincial or political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including without limitation any stock exchange, securities market or self-regulatory organization.

                  "Governmental Requirement" means any law, statute, code, ordinance, order, rule, regulation, judgment, decree, injunction, franchise, license or other directive or requirement of any federal, state, county, municipal, parish, provincial or other Governmental Authority or any department, commission, board, court, agency or any other instrumentality of any of them.

                  "Initial Conversion Price" shall have the meaning specified in the Debentures.

                  "Intellectual Property" means any U.S. or foreign patents, patent applications, trademarks, trade names, service marks, brand names, logos and other trade designations (including unregistered names and marks), trademark and service mark registrations and applications, copyrights and copyright registrations and applications, inventions, invention disclosures, protected formulae, formulations, processes, methods, trade secrets, computer software, computer programs and source codes, manufacturing research and similar technical information, engineering know-how, customer and supplier information, assembly and test data drawings or royalty rights.

                  "Lien" means,  with respect to any  Property,  any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, security interest, tax lien, financing statement, pledge, charge, or other lien, charge, easement (other than any easement not materially impairing usefulness), encumbrance, preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever on or with respect to such Property (including, without limitation, any conditional sale or other title retention agreement having substantially the same economic effect as any of the foregoing).



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                  "Material  Adverse Effect" means a material  adverse effect on
(i) the consolidated business, operations, properties, financial condition, or results of operations of the Company and its Subsidiaries taken as a whole or
(ii) the ability of the Company to perform its obligations under this Agreement or under the other Transaction Documents (as defined below).

                  "Material Contracts" means, as to the Company, any supply, purchase, service, employment, tax, indemnity, stockholder or other agreement or contract for which the aggregate amount or value of services performed or to be performed for or by, or funds or other Property transferred or to be transferred to or by, the Company, or by which the Company or any of its Properties is otherwise bound and any and all amendments, modifications, supplements, renewals or restatements thereof.

                  "Maturity Date" with respect to a Debenture shall mean the two-year anniversary of the issue date for such Debenture, or such earlier date to which the Maturity Date may be accelerated pursuant to the terms of such Debenture.

                  "Obligations" means any and all indebtedness, liabilities and obligations of the Company to the Purchaser evidenced by and/or arising pursuant to any of the Transaction Documents (including, without limitation, this Agreement and the Debentures), now existing or hereafter arising, whether direct, indirect, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several or joint and several, including, without limitation, the obligations of the Company to repay principal of the Debentures, to pay interest on the Debentures (including, without limitation, interest accruing after any, if any, bankruptcy, insolvency, reorganization or other similar filing) and to pay all fees, indemnities, costs and expenses (including attorneys' fees) provided for in the Transaction Documents.

                  "Pension Plan" means an employee benefit plan (as defined in ERISA) maintained by the Company for employees of the Company or any of its Affiliates.

                  "Permitted Liens" mean those Liens listed on Schedule 1.3 hereto and the following:

                           (a) encumbrances consisting of easements, rights-of-way, zoning restrictions or other restrictions on the use of real Property or imperfections to title that do not (individually or in the aggregate) materially impair the ability of the Company or any of its Subsidiaries to use such Property in its businesses, and none of which is violated in any material respect by existing or proposed structures or land use;

                           (b)   Liens   for   taxes,   assessments   or   other
         governmental charges that are not delinquent or which are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the Property subject to such Liens, and for which adequate reserves (as determined in accordance with GAAP) have been established; and

                           (c) Liens of mechanics, materialmen, warehousemen, carriers, landlords or other similar statutory Liens securing obligations that are not yet due and are incurred in the ordinary course of business or which are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the Property subject to such Liens, and for which adequate reserves (as determined in accordance with GAAP) have been established.

                  "Person"   means   any   individual,    corporation,    trust,
association, company, partnership, joint venture, limited liability company, joint stock company, Governmental Authority or other entity.

                  "Property" means property and/or assets of all kinds, whether real, personal or mixed, tangible or intangible (including, without limitation, all rights relating thereto).

                  "Registration Rights Agreement" means the agreement of even date herewith between the Company and the Purchaser relating to the registration of the shares of Common Stock issuable pursuant to the Debentures and the Warrants.


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                  "Registration  Statement"  has the  meaning  set  forth in the
Registration Rights Agreement.

                  "Restricted Payment" means (a) any dividend or other distribution (whether in cash, Property or obligations), direct or indirect, on account of (or the setting apart of money for a sinking or other analogous fund for) any shares of any class of capital stock of the Company or any of its Subsidiaries now or hereafter outstanding, except a dividend payable solely in shares of that class of stock to all of the holders of that class; (b) any redemption, conversion, exchange, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of capital stock of the Company or any of its Subsidiaries now or hereafter outstanding, except (i) the Warrants and (ii) as may be set forth on
Schedule 1.3; (c) any payment or prepayment of principal of, premium, if any, or interest on, or any redemption, conversion, exchange, purchase, retirement or defeasance of, or payment with respect to, any Debt other than with respect to the Debentures and the Warrants; and (d) any loan, advance or payment to any officer, director or stockholder of the Company or any of its Subsidiaries, exclusive of reasonable compensation paid to officers or directors paid in the ordinary course of business. Notwithstanding the foregoing, (x) the issuance of securities upon exercise or conversion of the Company's options, warrants or other convertible securities outstanding as of the date hereof and set forth on
Schedule 3.5 or (y) the grant of additional options or warrants or the issuance of additional securities, (i) in each such case, under any Company stock option or restricted stock plan approved by the Board of Directors of the Company and
(ii) in the case of (y) above, not to exceed, individually or collectively with all other such grants or issuances, on a fully-converted basis, five percent (5%) of the number of shares of Common Stock outstanding on the date of such grant or issuance, shall not be deemed to be a Restricted Payment.

                  "Subordinated Debt" means Debt of the Company which meets each of the following requirements: (a) such Debt is wholly unsecured; and (b) such Debt is contractually subordinated, as to payment, to the payment in full of the Debentures and the Obligations on terms, and pursuant to written agreements in form and substance, satisfactory to the Purchaser.

                  "Subordinated  Debt  Documents"  means any and all agreements,
documents  and  instruments  now  or  hereafter   evidencing  or  governing  the
subordination of any Subordinated Debt to the Obligations.

                  "Subsidiary" means, with respect to any Person, any corporation or other entity of which at least a majority of the outstanding shares of stock or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors (or Persons performing similar functions) of such corporation or entity (irrespective of whether or not at the time, in the case of a corporation, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries.

                  "Trading Day" shall mean any day on which the Common Stock is purchased and sold on the principal market on which the Common Stock is then listed or traded.

                  "Transaction Documents" means (i) this Agreement, (ii) the Debentures, (iii) the Warrants, (iv) the Registration Rights Agreement and (v) all other agreements, documents and other instruments executed and delivered by or on behalf of the Company or any of its officers at any Closing.

                  "WellComm Agreement" means the merger agreement, dated January 28, 2002, between the Company and WellComm Group, Inc. ("WellComm") concerning the merger of WellComm with and into the Company.

                  1.4 Other Definitional Provisions. All definitions contained in this Agreement are equally applicable to the singular and plural forms of the terms defined. The words "hereof", "herein" and "hereunder" and words of similar import referring to this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement.



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2.       REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PURCHASER.

                  The Purchaser hereby represents and warrants to the Company and agrees with the Company that, as of the date of this Agreement:

                  2.1 Authorization; Enforceability. The Purchaser is duly organized, validly existing and in good standing under the laws of Delaware with full power and authority to purchase the Securities and to execute, deliver and perform its obligations under this Agreement and the Registration Rights Agreement. This Agreement and the Registration Rights Agreement each constitutes the Purchaser's valid and legally binding obligation, enforceable in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally.

                  2.2 Accredited Investor; Purchase as Principal. The Purchaser is an "accredited investor" as that term is defined in Rule 501 of Regulation D, and is acquiring the Securities solely for its own account as a principal and not with a present view to the public resale or distribution of all or any part thereof, except pursuant to sales or other transfers (including without limitation in connection with a pledge) that are exempt from the registration requirements of the Securities Act and/or sales registered under the Securities; provided, however that in making such representation, the Purchaser does not agree to hold any Securities for any minimum or specific term and reserves the right to sell, transfer or otherwise dispose of the Securities at any time in accordance with the provisions of this Agreement and with Federal and state securities law applicable to such sale, transfer or disposition, including without limitation applicable prospectus delivery requirements.

                  2.3 Information. The Company has provided the Purchaser with information regarding the business, operations and financial condition of the Company, and has granted to the Purchaser the opportunity to ask questions of and receive answers from representatives of the Company, its officers, directors, employees and agents concerning the Company and materials relating to the terms and conditions of the purchase and sale of the Securities. Neither such information nor any other investigation conducted by the Purchaser or any of its representatives shall modify, amend or otherwise affect the Purchaser's right to rely on the Company's representations and warranties contained in this Agreement.

                  2.4 Limitations on Disposition. The Purchaser acknowledges that, except as provided in the Registration Rights Agreement, the Securities have not been and are not being registered under the Securities Act and may not be transferred or resold without registration under the Securities Act or unless pursuant to an exemption therefrom. Notwithstanding the foregoing, the Purchaser may at any time and from time to time pledge the Securities (or any portion thereof) pursuant to a bona fide margin agreement with a broker-dealer or financial institution

                  2.5 Legends. The Purchaser understands that the certificates representing the Securities may bear at issuance a restrictive legend in substantially the following form:

"The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or the securities laws of any state, and may not be offered or sold unless a registration statement under the Securities Act and applicable state securities laws shall have become effective with regard thereto, or an exemption from registration under such laws is available in connection with such offer or sale."

                  Notwithstanding  the  foregoing,  it is agreed that as long as
(A) the resale or transfer (including without limitation a pledge) of any of the Securities is registered pursuant to an effective registration statement, (B) such Securities have been publicly sold pursuant to Rule 144 under the Securities Act ("Rule 144"), or (C) such Securities can be publicly sold pursuant to Rule 144(k) under the Securities Act, such Securities shall be issued without any legend or other restrictive language and, with respect to such Securities upon which such legend is stamped, the Company shall issue new certificates without such legend to the holder promptly upon request.

                  2.6 Reliance on Exemptions. The Purchaser understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations and warranties of the Purchaser set forth in this Section 2 in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Securities.

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3.       REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY.

                  The Company hereby represents and warrants to the Purchaser and agrees with the Purchaser that, as of the date of this Agreement:

                  3.1 Organization, Good Standing and Qualification. Each of the Company and its Subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization and has all requisite corporate power and authority to carry on its business as now conducted. Each of the Company and its Subsidiaries is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify has had or could reasonably be expected to have a Material Adverse Effect.

                  3.2 Authorization; Consents. The Company has the requisite corporate power and authority to enter into and perform its obligations under the Transaction Documents, to issue and sell the Debentures and Warrants to the Purchaser in accordance with the terms hereof, to issue and deliver Conversion Shares in accordance with the terms of the Debentures and to issue and deliver Warrant Shares in accordance with the terms of the Warrants. All corporate action on the part of the Company by its officers, directors and stockholders necessary for the authorization, execution and delivery of, and the performance by the Company of its obligations under, the Transaction Documents has been, or as of such date will be, taken, and no further consent or authorization of the Company, its Board of Directors, its stockholders, any governmental agency or organization (other than such approval as may be required under the Securities Act and applicable state securities laws in respect of the Registration Rights Agreement), or any other person or entity is required (pursuant to any rule of the National Association of Securities Dealers, Inc. (the "NASD"), or otherwise).

                   3.3 Enforcement. Each of the Transaction Documents constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally.

                  3.4 Disclosure Documents; Agreements; Financial Statements; Other Information. The Company has filed with the Commission: (i) the Company's Annual Report on Form 10-KSB for the year ended December 31, 2000, (ii) the Company's Quarterly Reports on Form 10-QSB for the quarters ended March 31, 2001, June 30, 2001 and September 30, 2001, and (iii) all Current Reports on Form 8-K filed during the period beginning on December 31, 2000 and ending on January 30, 2002 (collectively, the "Disclosure Documents"). Except as set forth on Schedule 3.4, the Company is not aware of any event occurring on or prior to the Closing Date (other than the transactions effected hereby) that would require the filing of, or with respect to which the Company intends to file, a Form 8-K after such date. Each Disclosure Document, as of the date of the filing thereof with the Commission, conformed in all material respects to the requirements of the Exchange Act, and the rules and regulations thereunder and, as of the date of such filing, such Disclosure Document did not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. All material agreements required to be filed as exhibits to the Disclosure Documents have been filed as required. Except as set forth in the Disclosure Documents, neither the Company nor any of its Subsidiaries has any liabilities, contingent or otherwise, other than liabilities incurred in the ordinary course of business which, under generally accepted accounting principles, are not required to be reflected in such financial statements (including the footnotes to such financial statements) and which, individually or in the aggregate, are not material to the consolidated business or financial condition of the Company and its Subsidiaries taken as a whole. As of their respective dates, the financial statements of the Company included in the Disclosure Documents have been prepared in accordance with generally accepted accounting principles consistently applied at the times and during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or

(ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of each of the Company and its Subsidiaries as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end adjustments). The Company has not disclosed to the Purchaser any event, circumstance or fact that would constitute material non-public information, other than as set forth on Schedule 3.4 hereto.

                  3.5 Capitalization; Debt Schedule. The capitalization of the Company, including its authorized capital stock, the number of shares issued and outstanding, the number of shares issuable and reserved for issuance pursuant to the Company's stock option plans, the number of shares issuable and reserved for issuance pursuant to securities (other than the Debentures and the Warrants) exercisable for, or convertible into or exchangeable for any shares of Common Stock and the number of shares initially to be reserved for issuance upon conversion of the Closing Debentures and upon exercise of the Closing Warrant is set forth on Schedule 3.5 hereto. All of such outstanding shares of capital stock have been, or upon issuance will be, validly issued, fully paid and non-assessable. No shares of the capital stock of the Company are subject to preemptive rights or any other similar rights of the stockholders of the Company or any Liens created by or through the Company. Except as disclosed on Schedule 3.5, or as contemplated herein, there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exercisable or exchangeable for, any shares of capital stock of the Company or any of its Subsidiaries, or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries (whether pursuant to anti-dilution, "reset" or other similar provisions). Schedule 3.5 identifies all currently outstanding Debt of the Company, all of which constitutes Subordinated Debt.

                  3.6 Valid Issuance. The Debentures and the Warrants are duly authorized and, when issued, sold and delivered in accordance with the terms hereof, (i) will be duly and validly issued, free and clear of any Liens and
(ii) subject to the accuracy of the representations and warranties made herein by the Purchaser, will be issued, sold and delivered in compliance with all applicable Federal and state securities laws. The Conversion Shares are duly authorized and reserved and, when issued in accordance with the terms of the Debentures, (i) will be duly and validly issued, fully paid and non-assessable, free and clear of any Liens and (ii) subject to the accuracy of the representations and warranties made herein by the Purchaser, will be issued, sold and delivered in compliance with all applicable Federal and state securities laws. The Warrant Shares are duly authorized and reserved and, when issued in accordance with the terms of the Warrants, (i) will be duly and validly issued, fully paid and non-assessable, free and clear of any Liens and
(ii) subject to the accuracy of the representations and warranties made herein by the Purchaser, will be issued, sold and delivered in compliance with all applicable Federal and state securities laws. The Company's Board of Directors has determined, at a duly convened meeting, that the issuance and sale of the Securities, and the consummation of the transactions contemplated hereby and by the other Transaction Documents (including without limitation the issuance of Conversion Shares in accordance with the terms of the Debentures and Warrant Shares in accordance with the terms of the Warrants) are in the best interests of the Company.

                  3.7 No Violation, Default, Conflict with Other Instruments. Neither the Company nor any of its Subsidiaries is in violation of any provisions of its charter, bylaws or any other governing document as amended and in effect on and as of the date hereof or in default (and no event has occurred which, with notice or lapse of time or both, would constitute a default) under any provision of any agreement, instrument or contract to which it is a party or by which it is bound, or in violation of any provision of any Federal, state or foreign judgment, writ, decree, order, law, statute, rule or governmental regulation applicable to the Company, or any of its Subsidiaries which has had or reasonably could be expected to have a Material Adverse Effect. The (i) execution, delivery and performance of this Agreement and the other Transaction Documents and (ii) consummation of the transactions contemplated hereby and thereby (including without limitation the issuance of the Debentures and the Warrants and the reservation for issuance and issuance of the Warrant Shares and the Conversion Shares) will not, in any such case, result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument or contract or an event which results in the creation of any lien, charge or encumbrance upon any assets of the Company or of any of its Subsidiaries or the triggering of any preemptive or anti-dilution rights (including without limitation pursuant to any "reset" or similar provisions) or rights of first refusal or first offer, or any similar rights (whether pursuant to a "poison pill" provision or otherwise), on the part of holders of the Company's securities.

                  3.8      Financial Condition; Taxes; Litigation.

                           3.8.1 The  Company's  financial  condition is, in all
material respects, as described in the Disclosure Documents, except for changes in the ordinary course of business and normal year-end adjustments that are not, in the aggregate, materially adverse to the consolidated business or financial condition of the Company and its Subsidiaries taken as a whole. Except as otherwise described in the Disclosure Documents or disclosed in writing by the Company to the Purchaser prior to the Closing Date, there has been no change to the Company's or any of its Subsidiaries' business, operations, properties, financial condition, or results of operations since the date of the Company's most recent audited financial statements contained in the Disclosure Documents, except for such changes which have not had or could not reasonably be expected to have a Material Adverse Effect.

                           3.8.2 The  Company and each of its  Subsidiaries  has
filed all tax returns required to be filed by it and paid all taxes which are due, except for taxes which it reasonably disputes or which have not had or could not reasonably be expected to have a Material Adverse Effect.

                           3.8.3 Neither the Company nor any of its Subsidiaries
is the subject of any pending or, to the Company's knowledge, threatened inquiry, investigation or administrative or legal proceeding by the Internal Revenue Service, the taxing authorities of any state or local jurisdiction, the Commission or any state securities commission or other governmental or regulatory entity which have had or could reasonably be expected to have a Material Adverse Effect.

                           3.8.4   Except  as   described   in  the   Disclosure
Documents, there is no claim, litigation or administrative proceeding pending, or, to the Company's knowledge, threatened or contemplated, against the Company or any of its Subsidiaries, or, to the Company's knowledge, against any officer, director or employee of the Company or any such Subsidiary in connection with such person's employment therewith that, individually or in the aggregate, could have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries is a party to or subject to the provisions of, any order, writ, injunction, judgment or decree of any court or government agency or instrumentality which has had or could reasonably be expected to have a Material Adverse Effect.

                  3.9 Reporting Company; Form SB-2. The Company is subject to the reporting requirements of the Exchange Act, has a class of securities registered under Section 12 of the Exchange Act, and has filed all reports required thereby. The Company is eligible to register the Conversion Shares and the Warrant Shares for resale by the Purchaser on a registration statement on Form SB-2 under the Securities Act. To the Company's knowledge, there exist no facts or circumstances (including without limitation any required approvals or waivers of any circumstances that may delay or prevent the obtaining of accountant's consents) that could reasonably be expected to prohibit or delay the preparation and filing of a registration statement on Form SB-2 that will be available for the resale of all Conversion Shares and Warrant Shares by the Purchaser.

                  3.10 Acknowledgement of Dilution. The Company acknowledges that the issuance of Conversion Shares and/or Warrant Shares may result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that any such dilution shall not relieve the Company of its obligation to issue Conversion Shares in accordance with the terms of the Debenture and Warrant Shares in accordance with the terms of the Warrant.

                  3.11 Intellectual Property. All registrations and applications of patents, trademarks and copyrights covering Intellectual Property owned or used by the Company in the operation of its business is set forth on Schedule
3.11. The Company owns or possesses (or will be licensed or have the full right to use) all Intellectual Property which is necessary or appropriate for the operation of its businesses as presently conducted and as proposed to be conducted, without any known conflict with the rights of others. The consummation of the transactions contemplated by this Agreement and the other Transaction Documents will not materially alter or impair, individually or in the aggregate, any of such rights of the Company. To the Company's knowledge, none of its planned or current products or services infringes upon any Intellectual Property of any other Person, and no claim or litigation is pending or, to the knowledge of the Company, threatened against the Company contesting its right to sell or otherwise use any product or material or service which could reasonably be expected to have a Material Adverse Effect. There is no violation by the Company of any right of the Company with respect to any material Intellectual Property owned or used by the Company.

                  3.12 Registration Rights; Rights of Participation. Except as described on Schedule 3.12 hereto, (A) the Company has not granted or agreed to grant to any person or entity any rights (including "piggy-back" registration rights) to have any securities of the Company registered with the Commission or any other governmental authority and (B) no person or entity, including, but not limited to, current or former stockholders of the Company, underwriters, brokers, agents or other third parties, has any right of first refusal, preemptive right, right of participation, anti-dilutive right or any similar right to participate in, or to receive securities of the Company or other consideration as a result of, the transactions contemplated by this Agreement or the other Transaction Documents which has not been waived or will not be waived or otherwise satisfied as of the Closing Date.

                  3.13 Trading on Bulletin Board. The Common Stock is eligible for trading on the "bulletin board" of the NASD's automated quotation system and the Company is, to its knowledge, in compliance with all eligibility criteria thereof and is not aware of any inquiry by or received any notice from the NASD regarding any failure or alleged failure by the Company to comply with such criteria.

                  3.14 Solicitation; Other Issuances of Securities. Neither the Company nor any of its Subsidiaries or Affiliates, nor any person acting on its or their behalf, (i) has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities, (ii) has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under any circumstances that would require registration of the Securities under the Securities Act or (iii) has issued any shares of Common Stock or shares of any series of preferred stock or other securities or instruments convertible into, exchangeable for or otherwise entitling the holder thereof to acquire shares of Common Stock which would be integrated with the sale of the Securities to the Purchaser or the issuance of the Conversion Shares for purposes of the Securities Act or of any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated, nor will the Company or any of its Subsidiaries or Affiliates take any action or steps that would require registration of any of the Securities under the 1933 Act or cause the offering of the Securities to be integrated with other offerings.

                  3.15 Fees. Except as described on Schedule 3.15 hereto, the Company is not obligated to pay any compensation or other fee, cost or related expenditure to any underwriter, broker, agent or other representative or entity in connection with the transactions contemplated hereby. The Company will indemnify and hold harmless the Purchaser from and against any claim by any person or entity alleging that the Purchaser is obligated to pay any such compensation, fee, cost or related expenditure in connection with the transactions contemplated hereby.

                  3.16 Regulatory Permits. Each of the Company and its Subsidiaries possesses all certificates, authorizations, licenses and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct its business, except where the failure to so possess such certificates, authorizations or permits has not had or could not reasonably be expected to have a Material Adverse Effect, and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

                  3.17 Key  Employees.  Each  person  whose name is set forth on
Schedule 3.17 (each, a "Key Employee") is currently serving in the capacity indicated on such schedule on a full-time basis. The Company has no knowledge of any fact or circumstance (including without limitation (i) the terms of any agreement to which such person is a party or any litigation in which such person is or may become involved and (ii) any illness or medical condition that could reasonably be expected to result in the disability or incapacity of such person) that would limit or prevent any such person from serving in such capacity on a full-time basis in the foreseeable future, or of any intention on the part of any such person to limit or terminate his or her employment with the Company. No Key Employee has borrowed money pursuant to a currently outstanding loan that is secured by Common Stock or any right or option to receive Common Stock. The Company has obtained and currently maintains "key man life insurance" covering the lives of Frank Martin and Gary Reiss with a coverage amount of at least $3 million for each such individual; the Company will maintain such insurance for at least four (4) years following the Initial Closing Date.

                  3.18 Environment. Except as disclosed in the Disclosure Documents (i) there is no environmental liability, nor factors likely to give rise to any environmental liability, affecting any of the properties of the Company or any of its Subsidiaries that, individually or in the aggregate, would have a Material Adverse Effect and (ii) neither the Company nor any of the Subsidiaries has violated any environmental law applicable to it now or previously in effect, other than such violations or infringements that, individually or in the aggregate, have not had and will not have a Material Adverse Effect.

                  3.19 ERISA. The Company does not maintain or contribute to, or have any obligation under, any Pension Plan.

                  3.20 Disclosure. No written statement, information, report, representation or warranty made by the Company in any Transaction Document or furnished to the Purchaser by or on behalf of the Company in connection with (i) the Transaction Documents, (ii) any transaction contemplated hereby or thereby, or (iii) the Purchaser's due diligence investigation of the Company contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements herein or therein, in light of the circumstances in which made, not misleading. There is no fact known to the Company which has had a Material Adverse Effect, and there is no fact known to the Company which could reasonably be expected to have a Material Adverse Effect except as may have been disclosed in writing to the Purchaser.

                  3.21 Insurance. The Company maintains insurance for itself and its Subsidiaries in such amounts and covering such losses and risks as is reasonably prudent and customary in the businesses in which the Company and its Subsidiaries are engaged. No notice of cancellation has been received for any of such policies and the Company is in compliance with all of the terms and conditions thereof. The Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost. Without limiting the generality of the foregoing, the Company maintains Director's and Officer's insurance in an amount not less than $3 million for each covered occurrence.

                  3.22 Rights in Properties; Liens. The Company does not own any right, title or interest in any real Property, except for leasehold interests. The Company has good and marketable title to all of its material properties and assets, real and personal, except where failure to have good and marketable title or valid leasehold interests could not reasonably be expected to have a Material Adverse Effect, and none of the Properties of the Company (including without limitation any Intellectual Property) is subject to any Lien, except Permitted Liens. Any real property and facilities held under lease by the Company are held under valid, subsisting and enforceable leases with such exceptions as could not reasonably be expected to have a Material Adverse Effect.

                  3.23 WellComm Agreement. The WellComm Agreement has been executed and delivered by the Company and WellComm, Inc., and no event or circumstance has occurred or is existing that could reasonably be expected to result in the termination or expiration of the WellComm Agreement prior to the consummation of the transactions contemplated thereby, whether with the lapse of time, giving of notice or both. The Company reasonably believes that the conditions to the consummation of such transactions have been or, on or before February 15, 2002, will be satisfied in full.

4.       COVENANTS OF THE COMPANY.

                  4.1 The Company agrees that it will, following each Closing:

                       (a) file a Form D with respect to the Securities issued at such Closing as required under Regulation D and to provide a copy thereof to the Purchaser promptly after such filing;

                       (b) take such action as the Company reasonably determines upon the advice of counsel is necessary to qualify the Debenture and Warrant issued at such Closing for sale under applicable state or "blue-sky" laws or obtain an exemption therefrom, and shall provide evidence of any such action to the Purchaser at the Purchaser's request; and

                       (c) (A) with respect to the Initial Closing, (i) issue a press release describing the transactions contemplated by this Agreement and the other Transaction Documents on or before the Business Day following the Initial Closing Date and (ii) file with the Commission a Form 8-K describing the terms of the transactions contemplated by this Agreement and the other Transaction Documents, with this Agreement and all exhibits attached to such Form 8-K as an exhibit thereto, on or before the third (3rd) Business Day following the Initial Closing Date in the form required by the Exchange Act and (B) with respect to the Option Closing, issue a press release announcing the issuance of the Option Debenture and Option Warrant on or before the Business Day following delivery of the Option Notice.

                  4.2 The Company agrees that it will, as long as the Purchaser or any Affiliate of the Purchaser beneficially owns any Securities:

                       (a) maintain its corporate existence in good standing;

                       (b) maintain, keep and preserve all of its Properties necessary in the proper conduct of its businesses in good repair, working order and condition (ordinary wear and tear excepted) and make all necessary repairs, renewals and replacements and improvements thereto, except where the failure to do so does not result in a Material Adverse Effect;

                       (c) pay or discharge before becoming delinquent (a) all taxes, levies, assessments and governmental charges imposed on it or its income or profits or any of its Property and (b) all lawful claims for labor, material and supplies, which, if unpaid, might become a Lien upon any of its Property, except where the failure to do so does not result in a Material Adverse Effect; provided, however, that the Company shall not be required to pay or discharge any tax, levy, assessment or governmental charge, or claim for labor, material or supplies, whose amount, applicability or validity is being contested in good faith by appropriate proceedings being diligently pursued and for which adequate reserves have been established under GAAP;

                       (d) comply with all Governmental Requirements applicable to the operation of its business, except for instances of noncompliance that could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

                       (e) comply with all agreements, documents and instruments binding on it or affecting its Properties or business, including, without limitation, all Material Contracts, except for instances of noncompliance that could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

                       (f) provide the Purchaser with copies of all materials sent to its stockholders, in each such case promptly after the filing thereof with the Commission; and

                       (g) timely file with the Commission all reports required to be filed pursuant to the Exchange Act and refrain from terminating its status as an issuer required by the Exchange Act to file reports thereunder even if the Exchange Act or the rules or regulations thereunder would permit such termination.

                  4.4 Reservation of Common Stock. The Company shall, on the Initial Closing Date, have authorized and reserved for issuance to the Purchaser, free from any preemptive rights, a number of shares of Common Stock equal to one hundred and fifty percent (150%) of the maximum number shares of Common Stock issuable upon (A) conversion of the outstanding Debentures in full (including all interest accrued thereon from and after the issue date for each Debenture) at the Conversion Price(s) then in effect and (B) exercise of the outstanding Warrants in full at the exercise price(s) then in effect, in each such case without regard to any limitation or restriction on such conversion or exercise that may be set forth in the Debentures or the Warrants (the "Reserved Amount"). In the event that, as a result of a determination of or reset to the Conversion Price(s) or the exercise price(s) for the Warrants, or upon the issuance of the Option Debenture and the Option Warrant, or both, the Reserved Amount is less than one hundred and twenty five percent (125%) of the aggregate number of shares of Common Stock issuable upon conversion of the outstanding Debentures and exercise of the outstanding Warrants in full at the respective Conversion Price(s) and exercise price(s) then in effect (without regard to any limitation or restriction on such conversion or exercise that may be set forth in the Debentures or the Warrants), the Company shall immediately take such action (including without limitation seeking stockholder approval) as may be necessary so that the Reserved Amount shall be, following such action, equal to or greater than one hundred and fifty percent (150%)of such aggregate number of shares. The Company shall not reduce the Reserved Amount without the Purchaser's prior written consent.

                  4.5 Quotation on Nasdaq. The Company shall use its reasonable commercial efforts to maintain the designation and quotation, or listing, of the Common Stock on the Nasdaq "bulletin board", the Nasdaq National or Small Cap Market, the American Stock Exchange or the New York Stock Exchange for as long as the Purchaser owns any Securities.

                  4.6 Management Restrictions. Except as set forth on Schedule 4.6, during the period beginning on the date of this Agreement and ending on the one hundred and eightieth (180th) day following such date, no Key Employee may, directly or indirectly, sell, transfer or otherwise dispose of (whether through the writing or purchase of options, futures or derivative instruments), or publicly announce (whether through the filing of a notice or otherwise) such individual's intention to dispose of, any Common Stock held or beneficially owned by such individual.

                  4.7 No Debt, Liens. At all times following the date of this Agreement and while any Obligation is outstanding, the Company shall refrain, and shall ensure that each of its Subsidiaries refrains, from (i) other than as set forth on Schedule 4.7, incurring any Debt or increasing the amount of any existing line of credit or other Debt facility beyond the amount outstanding on the date hereof (other than, in either such case, with respect to Subordinated
Debt) and (ii) granting, establishing or maintaining any Lien on any of its assets, including without limitation any pledge of securities owned or held by it (including without limitation any securities issued by any such Subsidiary), other than Permitted Liens (including the imposition of any mechanic's, tax or similar statutory lien after the Closing Date, provided that, upon the imposition of any such lien, the Company shall notify the Purchaser thereof and shall use commercially reasonable efforts to remove such lien as soon as practicable (including without limitation contesting such lien in good faith by appropriate proceedings)).

                  4.8 Use of Proceeds. The Company agrees that it will use the proceeds of the sale of the Debentures and Warrants (i) to fulfill its obligations under the WellComm Agreement and (ii) for general corporate purposes only, in the ordinary course of its business and consistent with past practice and, without limiting the generality of the foregoing, shall not use such proceeds to make a loan to any employee, officer, director or stockholder of the Company, to repay any loan or other obligation of the Company or to repurchase or pay a dividend on shares of Common Stock or other securities of the Company (in any such case, regardless of whether such loan or payment was authorized by the Company's Board of Directors prior to the date hereof), other than any such repurchase or payment explicitly required, permitted or contemplated by the terms of this Agreement or the other Transaction Documents.

                  4.9 Stockholder Approval. The Purchaser shall have the right to demand at any time following the date hereof, as long Stockholder Approval (as defined below) is then required by applicable law or by any rule or regulation of any exchange or trading system of which the Company is a member or on which its securities are traded, that the Company hold a meeting of its stockholders for the purpose of seeking approval by the holders of Common Stock for the issuance of Conversion Shares and Warrant Shares in excess of the Cap Amount (as defined in the Debentures) ("Stockholder Approval"), such meeting to be held no later than the sixtieth (60th) day following receipt by the Company of such demand in writing.

                  4.10 Use of Purchaser Name. The Company shall, at all times from and after the date of this Agreement, refrain from using, directly or indirectly, the Purchaser's name or the name of any of its Affiliates in any advertisement, announcement, press release or other similar communication unless it has received the prior written consent of the Purchaser for the specific use contemplated (which consent will not be unreasonably withheld) or as otherwise required by applicable law or regulation.

                  4.11 Restricted Payments. As long as any Obligations are outstanding, the Company will not, nor will it permit any Subsidiary of the Company to, make any Restricted Payments, except that:

                       (a) the Company may make regularly scheduled payments of principal and interest accrued on any Subordinated Debt (other than any loans made by an officer or director of the Company) if and to the extent (but only if and to the extent) permitted by the express terms of the Subordinated Debt Documents governing such Subordinated Debt, which terms shall have been expressly approved in writing by the Purchaser; and

                       (b) Subsidiaries of the Company may make Restricted Payments to the Company;

provided,  however,  that no Restricted  Payments may be made pursuant to clause
(a) or (b) preceding if a Default exists at the time of such Restricted Payment or would result therefrom.

                  4.12 Transactions with Affiliates. As long as any Obligations are outstanding, the Company will not, nor will it permit any Subsidiary of the Company to, enter into any transaction, including, without limitation, the purchase, sale or exchange of Property or the rendering of any service, with any Affiliate of the Company except with the prior written approval of the Purchaser.

                  4.13 Disposition of Property. As long as any Obligations are outstanding, the Company will not, nor will it permit any Subsidiary of the Company to, sell, lease, assign, transfer or otherwise dispose of any of its Property, except dispositions of inventory by the Company and its Subsidiaries in the ordinary course of business, and expenditures of money (including, without limitation, money held in deposit accounts) made in the ordinary course of business or for the purpose of making Restricted Payments expressly permitted in accordance with this Agreement or Investments expressly permitted in accordance with this Agreement.

                  4.14 Certain Transactions. As long as any Obligations are outstanding, and except as may be expressly permitted or required by the Transaction Documents, the Company will not, nor will it permit any Subsidiary of the Company to, create or otherwise cause or permit to exist or become effective any consensual encumbrance or restriction of any kind on the ability of the Company or any Subsidiary of the Company to (a) pay dividends or make any other distribution to the Company or any Subsidiary of the Company in respect of capital stock or with respect to any other interest or participation in, or measured by, its profits, (b) pay any indebtedness owed to the Company or any Subsidiary of the Company, (c) make any loan or advance or capital contribution to the Company or any Subsidiary of the Company, (d) sell, lease or transfer any of its Property to the Company or any Subsidiary of the Company, or (e) grant a Lien on any of its Properties.

                  4.15 Modification of Certain Agreements. As long as any Obligations are outstanding, the Company will not, nor will it permit any of its Subsidiaries to, consent to or implement any termination, amendment, modification, supplement or waiver of (a) the certificate or articles of incorporation, articles of organization, bylaws, regulations or other constitutional documents of the Company or any such Subsidiary or (b) any Material Contract to which it is a party; provided, however, that such documents may be amended or modified if and to the extent that such amendment or modification is not substantive or material and could not be adverse to the Company or the Purchaser.

                  4.16 Further Assurances. The Company will execute and deliver such further agreements, documents and instruments and take such further actions as may be reasonably requested by the Purchaser to carry out the terms and provisions and purposes of this Agreement and the other Transaction Documents and to evidence the Obligations.

                  4.17 Right of First Offer. Prior to any offer or sale by the Company of Common Stock or any other equity security of the Company (or any security convertible into, or exercisable or exchangeable for, Common Stock or any such equity security)(collectively, an "Equity Security") during the period beginning on the Initial Closing Date and ending on the twelve (12) month anniversary of the Closing Date, the Company must first deliver to the Purchaser written notice describing the proposed issuance, including the terms and conditions thereof, and provide the Purchaser with an option during the ten (10) Trading Day period following delivery of such notice to purchase all or any part of the Equity Securities being offered on the same terms as contemplated by such issuance (the "Right of First Offer"). In the event that the Purchaser either does not give notice within such ten (10) Trading Day period that it intends to exercise the foregoing option or informs the Company in writing that it does not intend to participate in all or any part of such issuance, the Company may offer to a third party the option to purchase up to, in the aggregate, the amount of Equity Securities which were declined by the Purchaser, on substantially the same economic terms as were offered to the Purchaser. The Right of First Offer shall not apply to any transaction involving (i) issuances of securities in a firm commitment underwritten public offering, (ii) issuances of securities as consideration for a merger, consolidation or purchase of assets, or in connection with any strategic partnership or joint venture (the primary purpose of which is not to raise equity capital), or in connection with the disposition or acquisition of a business, product or license by the Company, (iii) the issuance of Common Stock (or securities convertible or exercisable into Common Stock) within sixty (60) days of the Initial Closing Date for an aggregate purchase price not to exceed, individually or in the aggregate, two million dollars ($2,000,000) and with an effective purchase price (or conversion or exercise price, as applicable) per share of Common Stock not less than $0.75,
(iv) the issuance of securities upon exercise or conversion of the Company's options, warrants or other convertible securities outstanding as of the date hereof or (v) the grant of additional options or warrants, or the issuance of additional securities, under any Company stock option or restricted stock plan approved by the Board of Directors of the Company.

5.  CONDITIONS TO CLOSING.

                  5.1 Conditions to Purchaser's Obligations at Initial Closing. The Purchaser's obligations at the Initial Closing, including without limitation its obligation to purchase the Closing Debenture and Closing Warrant, are conditioned upon the satisfaction by the Company (or waiver by the Purchaser) of each of the following events as of the Initial Closing Date:

                           5.1.1 the representations and warranties of the Company set forth in this Agreement shall be true and correct in all material respects as of such date as if made on such date, except for representations and warranties that are made as of a specific date;

                           5.1.2 the Company shall have complied with or performed in all material respects all of the agreements, obligations and conditions set forth in this Agreement that are required to be complied with or performed by the Company on or before the Initial Closing;

                           5.1.3 the Initial Closing Date shall occur on a date that is not later than February 4, 2002;

                           5.1.4 the Company shall have delivered to the Purchaser a certificate, signed by the Chief Executive Officer of the Company, certifying that the conditions specified in this paragraph 5.1 have been fulfilled as of the Initial Closing, it being understood that the statements made in such certificate shall be deemed to be representations and warranties of the Company as though made herein;

                           5.1.5 the Company shall have delivered to the Purchaser an opinion of counsel for the Company, dated as of such date, in substantially the form set forth on Exhibit
                                    5.1.5 hereto;

                           5.1.6 the Company shall have delivered to the Purchaser duly executed certificates representing the Closing Debenture and Closing Warrant;

                           5.1.7    the   Company   shall  have   executed   and
                                    delivered the Registration Rights Agreement;

                           5.1.8 the Common Stock shall be eligible for trading on the "bulletin board" and no suspension of trading in the Common Stock shall have occurred and be continuing as of the Initial Closing Date;

                           5.1.9 the Company shall have authorized and reserved for issuance the number of shares of Common Stock required to be reserved under paragraph 4.4 hereof, and shall have provided the Purchaser with reasonable evidence thereof; and

                           5.1.10 no litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

                  5.2 Conditions to Company's Obligations at the Initial Closing. The Company's obligations at the Initial Closing are conditioned upon the satisfaction (or waiver by the Company) of each of the following events as of the Initial Closing Date:

                           5.2.1 the representations and warranties of the Purchaser shall be true and correct in all material respects as of such date as if made on such date;

                           5.2.2 the Purchaser shall have complied with or performed in all material respects all of the agreements, obligations and conditions set forth in this Agreement that are required to be complied with or performed by the Purchaser on or before the Initial Closing;

                           5.2.3 the Purchaser shall have tendered delivery of the Purchase Price; and

                           5.2.4 no litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

6.       MISCELLANEOUS.

                  6.1 Survival. The representations and warranties made by the parties herein shall survive each Closing notwithstanding any due diligence investigation made by or on behalf of the party seeking to rely thereon. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that in such case the parties shall negotiate in good faith to replace such provision with a new provision which is not illegal, unenforceable or void, as long as such new provision does not materially change the economic benefits of this Agreement to the parties. Each party agrees to indemnify and hold harmless the other party for any loss, claim, liability, damage or expense, as incurred by the such other party, arising out of or in connection with a breach by such party of any representation, warranty or agreement made herein or in any other Transaction Document.

                  6.2 Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. The Purchaser may assign its rights and obligations hereunder, in connection with any private sale or transfer of Securities pursuant to Section 2.4, as long as, as a condition precedent to such transfer, the transferee executes an acknowledgment agreeing to be bound by the applicable provisions of this Agreement, in which case the term "Purchaser" shall be deemed to refer to such transferee as though such transferee were an original signatory hereto. The Company may not assign it rights or obligations under this Agreement except as specifically required or permitted pursuant to the terms of any Transaction Document.

                  6.3 No Reliance. Each party acknowledges that (i) it has such knowledge in business and financial matters as to be fully capable of evaluating this Agreement, the other Transaction Documents and the transactions contemplated hereby and thereby, (ii) it is not relying on any advice or representation of the other party in connection with entering into this Agreement, the other Transaction Documents or such transactions (other than the representations made in this Agreement or the other Transaction Documents),
(iii) it has not received from the other party any assurance or guarantee as to the merits (whether legal, regulatory, tax, financial or otherwise) of entering into this Agreement or the other Transaction Documents or the performance of its obligations hereunder and thereunder, and (iv) it has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent that it has deemed necessary, and has entered into this Agreement and the other Transaction Documents based on its own independent judgment and on the advice of its advisors as it has deemed necessary, and not on any view (whether written or oral) expressed by the other party.

                  6.4 Injunctive Relief. Each party acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the other party and that the remedy or remedies at law for any such breach will be inadequate and agrees, in the event of any such breach, in addition to all other available remedies, that such other party may seek an injunction restraining any breach and requiring immediate and specific performance of such obligations without the necessity of showing economic loss.

                  6.5 Governing Law; Jurisdiction; Waiver of Trial by Jury. This Agreement shall be governed by and construed under the laws of the State of New York without regard to the conflict of laws provisions thereof. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or under any other Transaction Document or in connection herewith or therewith or with any transaction contemplated hereby or thereby, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof (certified or registered mail, return receipt requested) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereby waives, to the fullest extent permitted by law, trial by jury in connection with any suit, action or proceeding relating to a dispute hereunder or under any other Transaction Document.

                  6.6 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

                  6.7 Headings; Drafting. The headings used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. The parties shall be deemed to have participated jointly in the drafting of this Agreement and the other Transaction Documents, and no provision hereof or thereof shall be construed against any party as the drafter thereof.

                  6.8 Notices. Any notice, demand or request required or permitted to be given by any party to any other party pursuant to the terms of this Agreement shall be in writing and shall be deemed given (i) on a Business Day when delivered personally or by verifiable facsimile transmission (with an original to follow) on or before 5:00 p.m., eastern time, on such Business Day,
(ii) on the next Business Day after timely delivery to a nationally-recognized overnight courier and (iii) on the Business Day actually received if deposited in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid), addressed to the parties as follows:

                  If to the Company:

                  I-Trax, Inc.
                  One Logan Square
                  130 N. 18th Street, Suite 2615
                  Philadelphia, Pennsylvania 19103
                  Attn:    Frank A. Martin
                  Tel: (215) 557-7488
                  Fax: (215) 557-7820

                  With a copy to:

                  I-Trax, Inc.
                  One Logan Square
                  130 N. 18th Street, Suite 2615
                  Philadelphia, Pennsylvania 19103
                  Attn:  Yuri Rozenfeld, Esq.
                  Tel:  (215) 557-7488
                  Fax:  (215) 557-7820

                  And to:

                  Ballard Spahr Andrews & Ingersoll, LLP
                  1735 Market Street, 51st Floor
                  Philadelphia, Pennsylvania 19103
                  Attn:    Gerald J. Guarcini, Esq.
                  Tel:     (215) 864-8625
                  Fax:     (215) 864-8999

                  If to the Purchaser:

                  Palladin Opportunity Fund, LLP
                  c/o The Palladin Group, L.P.
                  195 Maplewood Avenue
                  Maplewood, New Jersey 07040
                  Attn:    Robert L. Chender
                  Tel:     (973) 313-6424
                  Fax:     (973) 313-6491

                  With a copy to:

                  Solomon, Zauderer, Ellenhorn, Frischer & Sharp
                  45 Rockefeller Plaza
                  New York, New York 10111
                  Tel:     (212) 424-0733
                  Fax:     (212) 956-4068
                  Attn:    Robert L. Mazzeo, Esq.

                  6.9 Expenses. The Company and the Purchaser each shall pay all costs and expenses that it incurs in connection with the negotiation, execution, delivery and performance of this Agreement and the other Transaction Documents; provided, however, that the Company shall reimburse the Purchaser at the Initial Closing for all out-of-pocket expenses (including without limitation legal fees and expenses) incurred by it in connection its due diligence investigation of the Company and the negotiation, preparation, execution, delivery and performance of this Agreement and the other Transaction Documents in the amount of twenty five thousand dollars ($25,000), which amount may be deducted by the Purchaser from the Purchase Price at the Initial Closing.

                  6.10 Entire Agreement; Amendments; Waiver. This Agreement and the other Transaction Documents constitute the entire agreement between the parties with regard to the subject matter hereof and thereof, superseding all prior agreements or understandings, whether written or oral, between or among the parties. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended except pursuant to a written instrument executed by the Company and the Purchaser.


                           [Signature Page to Follow]

                  IN  WITNESS  WHEREOF,   the  undersigned  have  executed  this
Agreement as of the date first-above written.

I-TRAX, INC.


By:    /s/ Frank A. Martin
    ----------------------
     Name: Frank A. Martin
     Title: Chairman & CEO


PALLADIN OPPORTUNITY FUND LLC


By: /s/ Robert L. Chender
    ----------------------
     Name: Robert L. Chender
     Title: Manager


















                                       18